SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                     -------------------------------
                                FORM 8-K
                     -------------------------------

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported):
                            November 8, 1996

                            PROFFITT'S, INC.
         (Exact name of registrant as specified in its charter)

              TENNESSEE                 0-15907             62-0331040
(State or other jurisdiction    (Commission File Number)  (IRS Employer
 of incorporation)                 Identification No.

            P.O. Box 9388
             Alcoa, TN                                        37701
(Address of principal executive offices)                    (Zip Code)


    Registrant's telephone number, including area code: (423) 983-7000


Item 5.  Other Events.

     On November 8, 1996, Proffitt's, Inc. and G.R. Herberger's, Inc. jointly announced the signing of an Agreement and Plan of Merger. Pursuant to General Instruction F to Form 8-K, the following information is incorporated herein by reference and is attached hereto: (i) Agreement and Plan of Merger Among Proffitt's, Inc., Prairie Merger Corporation and G.R. Herberger's, Inc. dated November 8, 1996 (Exhibit 2); (ii) press release dated November 8, 1996 (Exhibit 20); and (iii) Discussion Information prepared for a November 12, 1996 Financial Analysts'/Investors' Presentation (Exhibit 99).

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:

Exhibit
Number         Description

2 Agreement and Plan of Merger Among Proffitt's, Inc., Prairie Merger Corporation and G.R. Herberger's, Inc. dated November 8, 1996.

20             Press release dated November 8, 1996.

99             Discussion Information for Financial Analysts' Presentation


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROFFITT'S INC.



Date:  November 19, 1996                  /S/ R. Brad Martin
                                        R. Brad Martin
                                        (Printed)

                                        Chairman of the Board
                                        and Chief Executive
                                        Officer
                                        (Title)